UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 9, 2007
TRIMBLE NAVIGATION LIMITED
(Exact name of registrant as specified in its charter)
California	0-18645	94-2802191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
935 Stewart Drive Sunnyvale, CA		94085
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(408) 481-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On February 9, 2007, Trimble Navigation Limited issued a press release announcing the determination of the merger consideration payable to shareholders of @Road, Inc. in connection with Trimble’s pending acquisition of @Road. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated as of February 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TRIMBLE NAVIGATION LIMITED

	By:	/s/ Irwin Kwatek
	Name:	Irwin Kwatek
	Title:	Vice President
Date: February 9, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of February 9, 2007.